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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       DATE OF REPORT (Date of earliest event reported): December 21, 2000

                              NEUBERGER BERMAN INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-15361

       DELAWARE                              06-1523639
       (State or other jurisdiction of       (I.R.S. Employer
       incorporation or organization)        Identification No.)

                                605 Third Avenue
                               New York, NY 10158
                    (Address of principal executive offices)

                                 (212) 476-9000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On December 21, 2000 Neuberger Berman Inc. ("Corporation") announced it intends to acquire Executive Monetary Management a New York City based firm that provides wealth management services, including investment advisory services, to high net worth individuals and families. EMM has approximately $1.8 billion of investment assets under its control. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     ( c ) Exhibits

     The Exhibits listed on the Exhibit Index of this Form 8-K are filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)

Date: December 21, 2000                   By:/s/ Kevin Handwerker
                                            ------------------------
                                          Kevin Handwerker
                                          SVP, General Counsel and Secretary



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                                  EXHIBIT INDEX

99.1 Press release issued by the Corporation on December 21, 2000, with respect to acquisition of Executive Monetary Management.